Assets held for sale	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Assets held for sale
Assets held for sale
Equipment disposal decisions are made using an approach in which a target life is set for each type of equipment. The target life is based on the manufacturer’s recommendations and the Company’s past experience in the various operating environments. Once a piece of equipment reaches its target life it is evaluated to determine if disposal is warranted based on its expected operating cost and reliability in its current state. If the expected operating cost exceeds the target operating cost for the fleet or if the expected reliability is lower than the target reliability of the fleet, the unit is considered for disposal. Expected operating costs and reliability are based on the past history of the unit and experience in the various operating environments. Once the Company has determined that the equipment will be disposed, and the criteria for assets held for sale are met, the unit is recorded in assets held for sale at the lower of depreciated cost or net realizable value.
During the year ended December 31, 2016, impairment of assets held for sale amounting to $1,556 has been included in depreciation expense in the Consolidated Statements of Operations (2015 – $1,384). The write-down is the amount by which the carrying value of the related assets exceeded their fair value less costs to sell. The gain on disposal of assets held for sale was $374 for the year ended December 31, 2016 (2015 – gain of $152).